EXHIBIT 99.5

                                                 MONTHLY OPERATING REPORT

------------------------------------
CASE  NAME:  KITTY HAWK CARGO, INC.              ACCRUAL BASIS
------------------------------------
CASE  NUMBER:  00-42145-BJH-11                   02/13/95, RWD, 2/96
------------------------------------
JUDGE:  BARBARA J. HOUSER
------------------------------------

                         UNITED STATES BANKRUPTCY RTURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: MAY 31, 20000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

/s/ DREW KEITH                                       CHIEF FINANCIAL OFFICER
----------------------------------------             --------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                        TITLE

DREW KEITH                                                    06/30/00
----------------------------------------             --------------------------
PRINTED NAME OF RESPONSIBLE PARTY                               DATE

PREPARER:

/s/ KEVIN K. CRAIG                                   CONTROLLER, KITTY HAWK INC.
----------------------------------------             --------------------------
ORIGINAL  SIGNATURE  OF  PREPARER                               TITLE

KEVIN K. CRAIG                                                 06/30/00
----------------------------------------              --------------------------
PRINTED NAME OF PREPARER                                         DATE

                                                 MONTHLY OPERATING REPORT
--------------------------------
CASE NAME: KITTY HAWK CARGO, INC                 ACCRUAL BASIS-1
--------------------------------
CASE  NUMBER: 00-42145-BJH-11                    02/13/95, RWD, 2/96
--------------------------------

COMPARATIVE  BALANCE  SHEET
----------------------------------------------------------------------------------------------------
                                        SCHEDULE           MONTH            MONTH          MONTH
                                                      ----------------------------------------------
ASSETS                                   AMOUNT            MAY-00
----------------------------------------------------------------------------------------------------
1.  UNRESTRICTED CASH ............                    ($     29,313)
----------------------------------------------------------------------------------------------------
2.  RESTRICTED CASH ..............                    $           0
----------------------------------------------------------------------------------------------------
3.  TOTAL CASH ...................   $           0    ($     29,313)   $           0   $           0
----------------------------------------------------------------------------------------------------
4.  ACCOUNTS RECEIVABLE (NET) ....   $  41,314,895    $  42,659,905
----------------------------------------------------------------------------------------------------
5.  INVENTORY ....................                    $           0
----------------------------------------------------------------------------------------------------
6.  NOTES RECEIVABLE .............                    $           0
----------------------------------------------------------------------------------------------------
7.  PREPAID EXPENSES .............   $      35,445    $      35,446
----------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST) ..........   $ 102,257,281    $  29,749,796
----------------------------------------------------------------------------------------------------
9.  TOTAL CURRENT ASSETS .........   $ 143,607,621    $  72,415,834    $           0   $           0
----------------------------------------------------------------------------------------------------
10. PROPERTY, PLANT & EQUIPMENT ..   $   2,455,211    $   4,312,683
----------------------------------------------------------------------------------------------------
11. LESS: ACCUMULATED
    DEPRECIATION/DEPLETION .......                    $   1,901,884
----------------------------------------------------------------------------------------------------
12. NET PROPERTY, PLANT &
    EQUIPMENT ....................   $   2,455,211    $   2,410,799    $           0   $           0
----------------------------------------------------------------------------------------------------
13. DUE FROM INSIDERS ............                    $           0
----------------------------------------------------------------------------------------------------
14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST) ...                    $           0
----------------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST) ..........                    $           0
----------------------------------------------------------------------------------------------------
16. TOTAL ASSETS .................   $ 146,062,832    $  74,826,633    $           0   $           0
----------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE .............                    $     605,711
----------------------------------------------------------------------------------------------------
18. TAXES PAYABLE ................                    $     169,500
----------------------------------------------------------------------------------------------------
19. NOTES PAYABLE ................                    $           0
----------------------------------------------------------------------------------------------------
20. PROFESSIONAL FEES ............                    $           0
----------------------------------------------------------------------------------------------------
21. SECURED DEBT .................                    $           0
----------------------------------------------------------------------------------------------------
22. OTHER (ATTACH  LIST) .........                    $   1,130,168
----------------------------------------------------------------------------------------------------
23. TOTAL POSTPETITION
    LIABILITIES ..................                    $   1,905,379    $           0    $          0
----------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
----------------------------------------------------------------------------------------------------
24. SECURED DEBT .................                    $           0
----------------------------------------------------------------------------------------------------
25. PRIORITY DEBT ................   $     496,687    $           0
----------------------------------------------------------------------------------------------------
26. UNSECURED DEBT ...............   $  78,864,376    $   4,905,517
----------------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST) ..........                    $   5,941,087
----------------------------------------------------------------------------------------------------
28. TOTAL PREPETITION  LIABILITIES   $  79,361,063    $  10,846,604    $           0   $           0
----------------------------------------------------------------------------------------------------
29. TOTAL LIABILITIES ............   $  79,361,063    $  12,751,983    $           0   $           0
----------------------------------------------------------------------------------------------------
EQUITY
----------------------------------------------------------------------------------------------------
30. PREPETITION OWNERS' EQUITY ...                    $  62,156,580
----------------------------------------------------------------------------------------------------
31. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS) .............                    ($     81,930)
----------------------------------------------------------------------------------------------------
32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION) .........                    $           0
----------------------------------------------------------------------------------------------------
33. TOTAL EQUITY .................   $           0    $  62,074,650    $           0   $           0
----------------------------------------------------------------------------------------------------
34. TOTAL LIABILITIES &
    OWNERS' EQUITY ...............   $  79,361,063    $  74,826,633    $           0   $           0
----------------------------------------------------------------------------------------------------

                                                 MONTHLY OPERATING REPORT

---------------------------------
CASE  NAME: KITTY HAWK CARGO, INC             ACCRUAL BASIS-2
---------------------------------
CASE  NUMBER: 00-42145-BJH-11                    02/13/95, RWD, 2/96
---------------------------------

INCOME STATEMENT
                                               MONTH          MONTH          MONTH       QUARTER
                                        --------------------------------------------
REVENUES                                    MAY-00                                        TOTAL
---------------------------------------------------------------------------------------------------
1.  GROSS REVENUES ..................   $ 13,353,379                                   $ 13,353,379
---------------------------------------------------------------------------------------------------
2.  LESS: RETURNS & DISCOUNTS .......   $          0                                   $          0
---------------------------------------------------------------------------------------------------
3.  NET REVENUE .....................   $ 13,353,379    $          0    $          0   $ 13,353,379
---------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------
4.  MATERIAL ........................   $          0                                   $          0
---------------------------------------------------------------------------------------------------
5.  DIRECT LABOR ....................   $          0                                   $          0
---------------------------------------------------------------------------------------------------
6.  DIRECT OVERHEAD .................   $          0                                   $          0
---------------------------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD ........   $          0    $          0    $          0   $          0
---------------------------------------------------------------------------------------------------
8.  GROSS PROFIT ....................   $ 13,353,379    $          0    $          0   $ 13,353,379
---------------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------
9.  OFFICER/INSIDER  COMPENSATION ...   $          0                                   $          0
---------------------------------------------------------------------------------------------------
10. SELLING & MARKETING .............   $        352                                   $        352
---------------------------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE ........   $    712,867                                   $    712,867
---------------------------------------------------------------------------------------------------
12. RENT & LEASE ....................   $    238,240                                   $    238,240
---------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST) .............   $ 12,250,867                                   $ 12,250,867
---------------------------------------------------------------------------------------------------
14. TOTAL OPERATING EXPENSES ........   $ 13,202,326    $          0    $          0   $ 13,202,326
---------------------------------------------------------------------------------------------------
15. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE ................   $    151,053    $          0    $          0   $    151,053
---------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
---------------------------------------------------------------------------------------------------
16. NON-OPERATING INCOME (ATT. LIST)    $          0                                   $          0
---------------------------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE (ATT. LIST)   $          0                                   $          0
---------------------------------------------------------------------------------------------------
18. INTEREST EXPENSE ................   $    238,211                                   $    238,211
---------------------------------------------------------------------------------------------------
19. DEPRECIATION/DEPLETION ..........   $     44,409                                   $     44,409
---------------------------------------------------------------------------------------------------
20. AMORTIZATION ....................   $      4,983                                   $      4,983
---------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST) .............   $          0                                   $          0
---------------------------------------------------------------------------------------------------
22. NET OTHER INCOME & EXPENSES .....   $    287,603    $          0    $          0   $    287,603
---------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------
23. PROFESSIONAL FEES ...............   $          0                                   $          0
---------------------------------------------------------------------------------------------------
24. U.S. TRUSTEE FEES ...............   $          0                                   $          0
---------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST) .............   $          0                                   $          0
---------------------------------------------------------------------------------------------------
26. TOTAL REORGANIZATION EXPENSES ...   $          0    $          0    $          0   $          0
---------------------------------------------------------------------------------------------------
27. INCOME TAX ......................   ($    54,620)                                  ($    54,620)
---------------------------------------------------------------------------------------------------
28. NET PROFIT (LOSS) ...............   ($    81,930)   $          0    $          0   ($    81,930)
---------------------------------------------------------------------------------------------------

                                                 MONTHLY OPERATING REPORT

----------------------------------
CASE  NAME: KITTY HAWK CARGO, INC                ACCRUAL BASIS-3
----------------------------------
CASE  NUMBER: 00-42145-BJH-11                    02/13/95, RWD, 2/96
----------------------------------


-------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                       MONTH            MONTH           MONTH         QUARTER
                                                     --------------------------------------------
DISBURSEMENTS                           MAY-00                                          TOTAL
-------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH ....   $     26,050    ($    29,313)   ($    29,313)   $     26,050
-------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-------------------------------------------------------------------------------------------------
2.  CASH SALES ...................   $          0    $          0    $          0    $          0
-------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------------------
3.  PREPETITION ..................   $          0                                    $          0
-------------------------------------------------------------------------------------------------
4.  POSTPETITION .................   $ 18,365,281                                    $ 18,365,281
-------------------------------------------------------------------------------------------------
5.  TOTAL OPERATING RECEIPTS .....   $ 18,365,281    $          0    $          0    $ 18,365,281
-------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
-------------------------------------------------------------------------------------------------
6.  LOANS & ADVANCES (ATTACH LIST)   $          0                                    $          0
-------------------------------------------------------------------------------------------------
7.  SALE OF ASSETS ...............   $          0                                    $          0
-------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH  LIST) .........   ($18,419,934)                                   ($18,419,934)
-------------------------------------------------------------------------------------------------
9.  TOTAL NON-OPERATING RECEIPTS .   ($18,419,934)   $          0    $          0    ($18,419,934)
-------------------------------------------------------------------------------------------------
10. TOTAL RECEIPTS ...............   ($    54,653)   $          0    $          0    ($    54,653)
-------------------------------------------------------------------------------------------------
11. TOTAL CASH AVAILABLE .........   ($    28,603)   ($    29,313)   ($    29,313)   ($    28,603)
-------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-------------------------------------------------------------------------------------------------
12. NET PAYROLL ..................                                                   $          0
-------------------------------------------------------------------------------------------------
13. PAYROLL TAXES PAID ...........                                                   $          0
-------------------------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID                                                    $          0
-------------------------------------------------------------------------------------------------
15. SECURED/RENTAL/LEASES ........                                                   $          0
-------------------------------------------------------------------------------------------------
16. UTILITIES ....................   $         81                                    $         81
-------------------------------------------------------------------------------------------------
17. INSURANCE ....................                                                   $          0
-------------------------------------------------------------------------------------------------
18. INVENTORY PURCHASES ..........                                                   $          0
-------------------------------------------------------------------------------------------------
19. VEHICLE EXPENSES .............                                                   $          0
-------------------------------------------------------------------------------------------------
20. TRAVEL .......................                                                   $          0
-------------------------------------------------------------------------------------------------
21. ENTERTAINMENT ................                                                   $          0
-------------------------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE ........   $         59                                    $         59
-------------------------------------------------------------------------------------------------
23. SUPPLIES .....................   $        570                                    $        570
-------------------------------------------------------------------------------------------------
24. ADVERTISING ..................                                                   $          0
-------------------------------------------------------------------------------------------------
25. OTHER (ATTACH  LIST) .........                                                   $          0
-------------------------------------------------------------------------------------------------
26. TOTAL OPERATING DISBURSEMENTS    $        710    $          0    $          0    $        710
-------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------------------
27. PROFESSIONAL FEES ............   $          0    $          0    $          0    $          0
-------------------------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES ............   $          0    $          0    $          0    $          0
-------------------------------------------------------------------------------------------------
29. OTHER (ATTACH LIST) ..........   $          0    $          0    $          0    $          0
-------------------------------------------------------------------------------------------------
30. TOTAL REORGANIZATION EXPENSES    $          0    $          0    $          0    $          0
-------------------------------------------------------------------------------------------------
31. TOTAL DISBURSEMENTS ..........   $        710    $          0    $          0    $        710
-------------------------------------------------------------------------------------------------
32. NET CASH FLOW ................   ($    55,363)   $          0    $          0    ($    55,363)
-------------------------------------------------------------------------------------------------
33. CASH - END OF MONTH ..........   ($    29,313)   ($    29,313)   ($    29,313)   ($    29,313)
-------------------------------------------------------------------------------------------------

                                                 MONTHLY OPERATING REPORT

---------------------------------
CASE  NAME: KITTY HAWK CARGO, INC                ACCRUAL BASIS-4
---------------------------------
CASE  NUMBER:  00-42145-BJH-11                   02/13/95, RWD, 2/96
---------------------------------


------------------------------------------------------------------------------------------
                                       SCHEDULE      MONTH         MONTH          MONTH
                                                   ---------------------------------------
ACCOUNTS RECEIVABLE AGING               AMOUNT       MAY-00
------------------------------------------------------------------------------------------
1. 0-30 ..........................   $21,518,319   $13,797,168
------------------------------------------------------------------------------------------
2. 31-60 .........................   $14,127,296   $11,251,258
------------------------------------------------------------------------------------------
3. 61-90 .........................   $ 2,070,404   $ 7,019,942
------------------------------------------------------------------------------------------
4. 91+ ...........................   $ 3,598,876   $ 4,721,118
------------------------------------------------------------------------------------------
5. TOTAL ACCOUNTS RECEIVABLE .....   $41,314,895   $36,789,486   $         0   $         0
------------------------------------------------------------------------------------------
6. AMOUNT CONSIDERED UNCOLLECTIBLE   $         0
------------------------------------------------------------------------------------------
7. ACCOUNTS RECEIVABLE (NET) .....   $41,314,895   $36,789,486   $         0   $         0
------------------------------------------------------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES         MONTH:  May-00
--------------------------------------------------------------------------------
                              0-30       31-60      61-90       91+
TAXES PAYABLE                 DAYS       DAYS       DAYS        DAYS     TOTAL
--------------------------------------------------------------------------------
1.  FEDERAL .............   $711,185                                    $711,185
--------------------------------------------------------------------------------
2.  STATE ...............                                               $      0
--------------------------------------------------------------------------------
3.  LOCAL ...............                                               $      0
--------------------------------------------------------------------------------
4.  OTHER (ATTACH LIST) .                                               $      0
--------------------------------------------------------------------------------
5.  TOTAL  TAXES  PAYABLE   $711,185   $      0   $      0   $      0   $711,185
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6.  ACCOUNTS  PAYABLE ...   $694,258                                    $694,258
--------------------------------------------------------------------------------

STATUS OF POSTPETITION TAXES                     MONTH: May-00
---------------------------------------------------------------------------
                          BEGINNING      AMOUNT                   ENDING
                            TAX       WITHHELD AND/   AMOUNT        TAX
FEDERAL                   LIABILITY*   0R ACCRUED      PAID      LIABILITY
---------------------------------------------------------------------------
1.  WITHHOLDING** .....   $        0   $  258,147   $  258,147   $        0
---------------------------------------------------------------------------
2.  FICA-EMPLOYEE** ...   $        0                             $        0
---------------------------------------------------------------------------
3.  FICA-EMPLOYER** ...   $        0                             $        0
---------------------------------------------------------------------------
4.  UNEMPLOYMENT ......   $        0                             $        0
---------------------------------------------------------------------------
5.  INCOME ............   $        0   $  297,769                $  297,769
---------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)   $        0   $  801,975   $  388,559   $  413,417
---------------------------------------------------------------------------
7.  TOTAL FEDERAL TAXES   $        0   $1,357,890   $  646,705   $  711,185
STATE AND LOCAL
---------------------------------------------------------------------------
8.  WITHHOLDING .......   $        0                             $        0
---------------------------------------------------------------------------
9.  SALES .............   $        0                             $        0
---------------------------------------------------------------------------
10. EXCISE ............   $        0                             $        0
---------------------------------------------------------------------------
11. UNEMPLOYMENT ......   $        0                             $        0
---------------------------------------------------------------------------
12. REAL PROPERTY .....   $        0                             $        0
---------------------------------------------------------------------------
13. PERSONAL PROPERTY .   $        0                             $        0
---------------------------------------------------------------------------
14. OTHER (ATTACH LIST)   $        0                             $        0
---------------------------------------------------------------------------
15. TOTAL STATE & LOCAL   $        0   $        0   $        0   $        0
---------------------------------------------------------------------------
16. TOTAL TAXES .......   $        0   $1,357,890   $  646,705   $  711,185
---------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                 MONTHLY OPERATING REPORT

----------------------------------
CASE NAME:  KITTY HAWK CARGO, INC                ACCRUAL BASIS-5
----------------------------------
CASE NUMBER: 00-42145-BJH-11                     02/13/95, RWD, 2/96
----------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                 MONTH: May, 2000

BANK RECONCILIATIONS
                                              Account #1    Account #2   Account #3
---------------------------------------------------------------------------------------------------
A. BANK:                                         Bank One
-----------------------------------------------------------------------------------
B. ACCOUNT NUMBER:                             1559691298                                    TOTAL
---------------------------------------------------------------------------------------------------
C. PURPOSE (TYPE):                     Operations Account
---------------------------------------------------------------------------------------------------
1. BALANCE PER BANK STATEMENT ........                $0
---------------------------------------------------------------------------------------------------
2. ADD: TOTAL DEPOSITS NOT CREDITED ..                $0
---------------------------------------------------------------------------------------------------
3. SUBTRACT: OUTSTANDING CHECKS ......                $0
---------------------------------------------------------------------------------------------------
4. OTHER RECONCILING ITEMS ...........                $0
---------------------------------------------------------------------------------------------------
5. MONTH END BALANCE PER BOOKS .......                $0            $0           $0              $0
---------------------------------------------------------------------------------------------------
6. NUMBER OF LAST CHECK WRITTEN
---------------------------------------------------------------------------------------------------


INVESTMENT ACCOUNTS
---------------------------------------------------------------------------------------------------
                                             DATE OF          TYPE OF        PURCHASE      CURRENT
BANK, ACCOUNT NAME & NUMBER                  PURCHASE        INSTRUMENT       PRICE         VALUE
---------------------------------------------------------------------------------------------------
7.  N/A
---------------------------------------------------------------------------------------------------
8.
---------------------------------------------------------------------------------------------------
9.
---------------------------------------------------------------------------------------------------
10.
---------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                                            $0              $0
---------------------------------------------------------------------------------------------------

CASH
---------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                                       ($29,313)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH                                                              ($29,313)
---------------------------------------------------------------------------------------------------

                                                 MONTHLY OPERATING REPORT


----------------------------------
CASE  NAME:  KITTY HAWK CARGO, INC               ACCRUAL BASIS-6
----------------------------------
CASE  NUMBER: 00-42145-BJH-11                    02/13/95, RWD, 2/96
----------------------------------

                                                 MONTH:  May, 2000

PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                              INSIDERS
---------------------------------------------------------------------
                            TYPE OF         AMOUNT      TOTAL PAID
              NAME          PAYMENT          PAID         TO DATE
---------------------------------------------------------------------
1. Toby Skaar               Salary          $4,808        $4,808
2.
3.
4.
5.
6. TOTAL PAYMENTS
   TO INSIDERS .......                      $4,808        $4,808

------------------------------------------------------------------------------------------
                                       PROFESSIONALS
------------------------------------------------------------------------------------------
                                   DATE OF COURT                                  TOTAL
                                 ORDER AUTHORIZING  AMOUNT   AMOUNT  TOTAL PAID  INCURRED
            NAME                      PAYMENT       APPROVED  PAID    TO DATE    & UNPAID*
------------------------------------------------------------------------------------------
1. SEE KITTY HAWK, INC.
   MOR - CASE# 00-42141-BJH-11
------------------------------------------------------------------------------------------
2.
------------------------------------------------------------------------------------------
3.
------------------------------------------------------------------------------------------
4.
------------------------------------------------------------------------------------------
5.
------------------------------------------------------------------------------------------
6. TOTAL PAYMENTS
   TO PROFESSIONALS .............                        $0      $0         $0          $0
------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION
PAYMENTS

--------------------------------------------------------------------------------------
                                                    SCHEDULED    AMOUNTS
                                                     MONTHLY      PAID       TOTAL
                                                     PAYMENTS    DURING      UNPAID
            NAME OF CREDITOR                           DUE       MONTH    POSTPETITION
--------------------------------------------------------------------------------------
1.  Fort Wayne - Allen County Airport Authority ...   $183,476   $183,476   $      0
--------------------------------------------------------------------------------------
2.  City of Philadelphia - PHL ....................   $ 25,508   $ 25,508   $      0
--------------------------------------------------------------------------------------
3.  NY/NJ Airport Authority - EWR .................   $ 27,792   $      0   $ 27,792
--------------------------------------------------------------------------------------
4.  City of Los Angeles - LAX (Cargo portion) .....   $39,562   $      0   $ 39,562
--------------------------------------------------------------------------------------
5
--------------------------------------------------------------------------------------
6.  TOTAL .........................................   $276,339   $208,984   $ 67,354
--------------------------------------------------------------------------------------

                                                 MONTHLY OPERATING REPORT

----------------------------------
CASE  NAME:  KITTY HAWK CARGO, INC               ACCRUAL  BASIS-7
----------------------------------
CASE  NUMBER: 00-42145-BJH-11                    02/13/95, RWD, 2/96
----------------------------------

                                                 MONTH: May, 2000

QUESTIONNAIRE
--------------------------------------------------------------------------------------------
                                                                                  YES    NO
--------------------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF
    BUSINESS THIS REPORTING PERIOD?                                                      X
--------------------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN
    POSSESSION ACCOUNT?                                                                  X
--------------------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM
    RELATED PARTIES?                                                                     X
--------------------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING
    PERIOD?                                                                              X
--------------------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?              X
--------------------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                         X
--------------------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                         X
--------------------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                     X
--------------------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                           X
--------------------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                           X
--------------------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?
--------------------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                                      X
--------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSURANCE
--------------------------------------------------------------------------------------------
                                                                                  YES    NO
--------------------------------------------------------------------------------------------
1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE     X
    COVERAGES IN EFFECT?
--------------------------------------------------------------------------------------------
2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                         X
--------------------------------------------------------------------------------------------
3.  PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
     TYPE  OF                                                  PAYMENT AMOUNT
      POLICY                  CARRIER       PERIOD COVERED       & FREQUENCY
--------------------------------------------------------------------------------
SEE KITTY HAWK, INC. MOR-
CASE # 00-42141-BJH-11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CASE NAME: KITTY HAWK CARGO, INC

CASE NUMBER: 00-42145-BJH-11

DETAILS OF OTHER ITEMS


ACCRUAL BASIS-1


8.  OTHER (ATTACH LIST) ...............................  $29,749,796 Reported
                                                         -----------
        Net of all I/C Accts Receivable/Payable .......   29,532,903
        Intangibles - Other ...........................      149,476
        Deposits ......................................       67,417
                                                         -----------
                                                          29,749,796 Detail
                                                         -----------
                                                                   - Difference
                                                         -----------


22. OTHER (ATTACH LIST) ...............................  $ 1,130,168 Reported
                                                         -----------
        Accrued Liabilities ...........................      685,875
        Accrued Salaries & PR Taxes ...................      444,293
                                                         -----------
                                                           1,130,168 Detail
                                                         -----------
                                                                   - Difference
                                                         -----------


27. OTHER (ATTACH LIST) ...............................  $ 5,941,087 Reported
                                                         -----------
        Pre-petition Fed Inc Tax ......................    4,018,223
        Pre-petition Deposits .........................      479,924
        Pre-petition Taxes Other ......................      (36,000)
        Pre-petition Accrued Liabilities ..............    1,478,940
                                                         -----------
                                                           5,941,087 Detail
                                                         -----------
                                                                   - Difference
                                                         -----------


ACCRUAL BASIS-2
13. OTHER (ATTACH LIST) ...............................  $12,250,867 Reported
                                                         -----------
          Aircraft Costs ..............................    1,664,026
          I/C Aircraft Costs (KHA) ....................    4,893,265
          KHC Ground Handling (Operations Payroll) ....      718,222
          Outstation Ground Handling ..................    1,214,395
          Trucking Costs ..............................      537,021
          Fuel ........................................    2,717,084
          Contract Labor ..............................      266,078
          Other .......................................      240,776

CASE NAME: KITTY HAWK CARGO, INC

CASE NUMBER: 00-42145-BJH-11

DETAILS OF OTHER ITEMS
                                                         -----------
                                                          12,250,867 Detail
                                                         -----------
                                                                   - Difference

ACCRUAL BASIS-3

8.  OTHER (ATTACH LIST) ...............................  (18,419,934)Reported
                                                         -----------
        Transfer to Inc - all money sweeps               (18,419,934)Detail
                                                         -----------
           to KH Inc. Case #400-42141 .................            - Difference
                                                         -----------


ACCRUAL BASIS-4

6.  OTHER (ATTACH LIST) ...............................      801,975 Reported
                                                         -----------
        FET (720) 05/01-15/00 Pd 05/16 ................      388,559
        FET (720) 05/16-31/00 Pd 06/02 ................      413,417

                                                         -----------
                                                             801,975 Detail
                                                         -----------
                                                                   - Difference
                                                         -----------